SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 JANUARY 2, 2001

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other               Commission                IRS Employer
jurisdiction                 File Number               Identification
of incorporation                                       Number

Delaware                       1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On January 2, 2001 registrant issued a press release entitled "Halliburton and Landmark Graphics Announce Agreement to Acquire PGS Data Management Division" pertaining, among other things, to an announcement that registrant and Landmark Graphics Corporation (Landmark), a wholly owned business unit of registrant, have a definitive agreement to acquire PGS Data Management (PGSDM), a division of Petroleum Geo-Services ASA. The agreement is subject to various regulatory, board and other approvals, as well as the finalization of certain ancillary agreements. Under the agreement Landmark will acquire PGSDM and its solutions and trademarks for $179 million in cash.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated January 2, 2001.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    January 2, 2001               By: /s/ Susan S. Keith
                                          -----------------------------------
                                               Susan S. Keith
                                               Vice President and Secretary






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                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 6
                           January 2, 2001
                           Incorporated by Reference








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